UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 23, 1996


                           PACIFIC FOREST CORPORATION
                        (Formerly Zeus Enterprises, Inc.)
             (Exact name of Registrant as specified in its charter)


         NEVADA                      33-55254-14                87-0438451
(State or other jurisdiction       (Commission File            (IRS Employer
         of incorporation)              Number)              Identification No.)

         1800 EAST SAHARA, SUITE 107
         LAS VEGAS, NEVADA                                          89104
         (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (702) 792-7480

ITEM 2.           Acquisition of Assets.

On August 23, 1996, Pacific Forest Corporation ("the Company") in consideration of the issuance of 200,000 authorized but unissued shares, acquired the remaining 33% of the issued and outstanding share capital of Pacific Forest
(Fiji) Limited, for $10.00 per share. After the acquisition, the Company now holds all of the outstanding share capital of Pacific Forest (Fiji). The transaction is subject to the approval of the Fiji Trade and Investment Board
(FTIB) and the Native Lands Trust Board (NLTB). Such approval is routine, and as the Company already has approval for the first 67%, and has been working closely with the Government, it is expected to be a formality.

Subject to the ratification of the authorities, the shares have been issued to KPMG Peat Marwick, Suva in trust for the 50 individual Mataqali (native landowners) in whose names the shares will ultimately be issued. It is the Company's present intention to apply to have the block of 200,000 shares listed on the Suva Stock Exchange, the requirements of which the issue complies with.

The table below sets forth the percentage of voting securities of the Company now beneficially owned by controlling shareholders, officers, and directors.

                                         Number of Shares        Percent of
Owner                                   Beneficially Owned    Voting Securities

Chancellor Investments AVV                     250,000              17.3
Yeaman Enterprises, Inc.                       181,000              12.5
Beleggingsmaatschapij Groeigarant AVV          100,000               6.9
Steve Guarino                                  100,000               6.9
Roger Tichenor                                 100,000               6.9

ITEM 7.           Financial Statements and Exhibits

                  Exhibits:

                  Restated Pro Forma Balance Sheet as at June 30, 1996.

                    PACIFIC FOREST CORPORATION AND SUBSIDIARY
                        (Formerly Zeus Enterprises, Inc.)
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEETS


                                                                                    Restated Pro Forma             Unaudited
                                                                                       as at 6/30/96                6/30/96
                                                                                         Unaudited                As per 10-Q
                                                                                  ----------------------    ----------------------
ASSETS

CURRENT ASSETS

     Cash                                                                         $               10,414    $               10,414
     Accounts receivable                                                                           5,030                     5,030
     Prepaid expenses                                                                             40,143                    40,143
     Loans receivable - related parties                                                            1,106                     1,106
                                                                                  ----------------------    ----------------------
                                                       TOTAL CURRENT ASSETS                       56,693                    56,693

PROPERTY, PLANT, AND EQUIPMENT

     Buildings                                                                                    21,429                    21,429
     Plant & Equipment                                                                           775,350                   775,350
     Vehicles                                                                                      5,005                     5,005
     Accumulated depreciation                                                                    (47,604)                  (47,604)
                                                                                  ----------------------    ----------------------
                                         NET PROPERTY, PLANT, AND EQUIPMENT                      754,180                   754,180

OTHER ASSETS

     Timber rights *                                                                           2,002,143                     2,143
     Loans - related party                                                                         3,184                     3,184
                                                                                  ----------------------    ----------------------
                                                         TOTAL OTHER ASSETS                    2,005,327                     5,327
                                                                                  ----------------------    ----------------------

                                                                                  $            2,816,200    $              816,200
                                                                                  ======================    ======================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

     Accrued expenses                                                             $                3,725                     3,725
                                                                                  ----------------------    ----------------------
                                                  TOTAL CURRENT LIABILITIES                        3,725                     3,725

LONG TERM LIABILITIES

     Loans payable - related parties                                                             223,584                   223,584
                                                                                  ----------------------    ----------------------
                                                                                                 223,584                   223,584
                                                                                  ----------------------    ----------------------
                                                          TOTAL LIABILITIES                      227,309                   227,309

     Minority interest in subsidiary                                                                   0                    49,000

STOCKHOLDERS' EQUITY

     Common Stock par value $.001:
         100,000,000 shares authorized; 1,445,000 shares issued
         (1,245,000 at 6/30/96)                                                                    1,445                     1,245
     Additional paid-in capital                                                                2,874,128                   730,758
     (Deficit) accumulated during the development stage                                         (286,682)                 (192,112)
                                                                                  ----------------------    ----------------------
                                                 TOTAL STOCKHOLDERS' EQUITY                    2,588,891                   539,891
                                                                                  ----------------------    ----------------------

                                                                                  $            2,816,200    $              816,200
                                                                                  ======================    ======================

     *  Timber  rights  represents  the   consideration   paid  to  acquire  the
     outstanding balance of 1/3 of Pacific Forest (Fiji) (previously owned by minority shareholders).

     The interest acquired represents the indigenous natives' share of rights to harvest timber on a 22,000 acre site in Fiji, owned by 50 individuals. The Net Present Value of the concession is estimated to have a value in excess of $US20 million based on discounted cash flow projections which are expected to be realized through timber production.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PACIFIC FOREST CORPORATION



                                           By:    /s/ Neil Alan Green
                           Neil Alan Green, President

Dated: August 23, 1996